SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

                      Greene County Bancorp, Inc.
                                                                      (Name of Registrant as Specified In Its Charter)

                                                                ____________________________________________
                                                                         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
 ........................................................................

2) Aggregate number of securities to which transaction applies:

.......................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
.......................................................................
4) Proposed maximum aggregate value of transaction:

........................................................................

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[GREENE COUNTY BANCORP LETTERHEAD]

June 19, 2008

Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”).  The Company is the holding company of The Bank of Greene County (the “Bank”) and the Bank’s subsidiary Greene County Commercial Bank.  The Special Meeting will be held at the Bank’s Lending/Operations Center, located at 288 Main Street, Catskill, New York, at 2:00 p.m., New York Time, on July 29, 2008.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted. Our directors and officers will be present to respond to any questions that stockholders may have.

The Special Meeting is being held so that stockholders may consider and vote on the Greene County Bancorp, Inc. 2008 Equity Incentive Plan. Our Board of Directors has determined that approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan is in the best interests of the Company and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
To Be Held On July 29, 2008

Notice is hereby given that a Special Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”) will be held at the Lending/Operations Center of The Bank of Greene County, located at 288 Main Street, Catskill, New York, on July 29, 2008 at 2:00 p.m., New York Time.

A Proxy Card and a Proxy Statement for the Special Meeting are enclosed.

The Special Meeting is for the purpose of considering and voting upon the Greene County Bancorp, Inc. 2008 Equity Incentive Plan, and such other matters as may properly come before the Special Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Special Meeting.

Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned.  Stockholders of record at the close of business on June 5, 2008, are the stockholders entitled to vote at the Special Meeting, and any adjournments thereof.  A list of stockholders entitled to vote at the Special Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Special Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE SPECIAL MEETING.

By Order of the Board of Directors

                                                                                                /s/ Rebecca R. Main
Rebecca R. Main
Secretary
June 19, 2008

____________________________________________________________________________________________________________
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
____________________________________________________________________________________________________________

PROXY STATEMENT

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

SPECIAL MEETING OF STOCKHOLDERS
July 29, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the “Company”) to be used at a Special Meeting of Stockholders of the Company (the “Special Meeting”) that will be held at the Lending/Operations Center of The Bank of Greene County, located at 288 Main Street, Catskill, New York, on July 29, 2008, at 2:00 p.m., New York Time, and all adjournments of the Special Meeting.  The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 19, 2008.

____________________________________________________________________________________________________________

                                                                                              REVOCATION OF PROXIES
____________________________________________________________________________________________________________

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposal set forth in this Proxy Statement for consideration at the Special Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.  The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

____________________________________________________________________________________________________________

                                                            VOTING PROCEDURES AND METHODS OF COUNTING VOTES
____________________________________________________________________________________________________________

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on June 5, 2008 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, the Company had 4,094,528 shares of common stock issued and outstanding (exclusive of Treasury shares), 2,304,632 of which were held by Greene County Bancorp, MHC (the “Mutual Holding Company”), and 1,789,896 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”).  The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Special Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve any matter being presented at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Special Meeting.

As to the approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item.  The approval of this matter requires the affirmative vote of both (i) a majority of the votes eligible to be cast at the Special Meeting, including the shares held by Greene County Bancorp, MHC, and (ii) a majority of the votes cast at the Special Meeting by Minority Stockholders.  Abstentions and broker non-votes will have the same effect as a negative vote for approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan by stockholders, including Greene County Bancorp, MHC, but will have no effect on the voting for the approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan by stockholders, excluding Greene County Bancorp, MHC.

Our management anticipates that Greene County Bancorp, MHC will vote all of its shares in favor of the approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan. Because Greene County Bancorp, MHC owns in excess of 50% of our outstanding shares of common stock, the votes it casts will ensure the first of the two vote requirements is satisfied.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

____________________________________________________________________________________________________________

                                                           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
____________________________________________________________________________________________________________

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, by each director and executive officer individually, and all directors and executive officers of the Company as a group.

Amount of Shares
Owned and Nature                                                 Percent of Shares
     Name and Address of                                                    of Beneficial                                                       of Common Stock
   Beneficial Owners                                                       Ownership (1) (3)                                                      Outstanding

Principal Stockholders:

Greene County Bancorp, MHC 2,304,632	56.30%
  302 Main Street
  Catskill, New York 12414

  Greene County Bancorp, MHC (2)                                            2,645,747 (5)                                                                64.60%
  and all Directors and Executive Officers
  as a group (10 persons)

Directors and Executive Officers:

Paul Slutzky                                                                                       34,340 (4)                                                                   0.84%
David H. Jenkins, DVM                                                                   39,816                      0.97%
Donald Gibson                                                                                  14,233                      0.35%
J. Bruce Whittaker                                                                            73,489                      1.79%
Charles H. Schaefer                                                                          29,705                                                                        0.73%
Arthur Place, CPA                                                                              3,100                      0.08%
Dennis R. O'Grady                                                                            51,520                                                                        1.26%
Martin C. Smith                                                                                 60,177                      1.47%
Michelle M. Plummer, CPA                                                             22,196 (4)                                                                             0.54%
Stephen E. Nelson                                                                            12,519                       0.31%
________________________________________
(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares.  The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(footnotes continue on following page)
(footnotes from previous page)

(2)
With the exception of Arthur Place, CPA, the Company’s executive officers and directors are also executive officers and directors of Greene County Bancorp, MHC.  Excluding shares held by Greene County Bancorp, MHC, the Company’s executive officers and directors beneficially owned an aggregate of 341,095 shares, or 8.3% of the outstanding shares.

(3)	As of June 5, 2008.
(4)	Includes shares subject to options that are currently exercisable, as follows: Messrs. Slutzky 5,400 and Ms. Plummer 9,000. No other executive officer or director has options currently exercisable.
(5)
Includes 15,554 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 100,561 shares of common stock, or 2.46% of the shares of common stock outstanding, owned by the ESOP for the benefit of employees of The Bank of Greene County.  Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth for the year ended June 30, 2007 certain information as to the total remuneration paid by us to Mr. Gibson, who serves as President and Chief Executive Officer, Mr. Whittaker, who served as President and Chief Executive Officer until his retirement in June 2007, and the two most highly compensated executive officers of the Company and The Bank of Greene County other than Mr. Gibson (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($) (1)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)
Donald Gibson	2007	88,500	5,010	---	---	---	---	19,520	113,030
J. Bruce Whittaker	2007	241,875	14,175	---	---	---	---	248,410	504,460
Michelle Plummer	2007	118,000	6,930	---	---	---	---	24,260	149,190
Bruce Egger (3)	2007	110,000	6,540	---	---	---	---	21,470	138,010
_________________
(1)	Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “—Employment Agreements.”
(2)
Includes employer matching contributions of $3,774; $8,710; $5,021 and $4,678 allocated in fiscal 2007 to the accounts of Mr. Gibson, Mr. Whittaker, Ms. Plummer and Mr. Egger, respectively, under The Bank of Greene County 401(k) plan, the fair market value at June 30, 2007 of the shares of common stock allocated pursuant to the employee stock ownership plan in fiscal 2007, representing $7,486; $20,343; $9,887 and $10,305 for each of Mr. Gibson, Mr. Whittaker, Ms. Plummer  and Mr. Egger, respectively.  The Bank also provides each qualifying employee, including Mr. Whittaker, life insurance equal to one times the employee’s salary with a maximum benefit of $50,000.  The Bank also provides each qualifying employee with short-term and long-term disability coverage, medical and dental coverage for the employee and their spouse and dependents.  The employee contributes 25% for the cost of the premium for the medical coverage.  The Company also opted to buy-out Mr. Whittaker’s 21,600 stock options at the closing stock price on the on the day of his retirement, which was $13.60, less the exercise price of the options, which was $3.9375.  Total compensation recognized by Mr. Whittaker in connection with this transaction was $208,710.

(3)	Mr. Egger retired as an officer of the Company and The Bank of Greene County on December 31, 2007.

Employment Agreements.  Mr. J. Bruce Whittaker, President and Chief Executive Officer of the Bank and the Company, retired from such service on June 30, 2007. Mr. Whittaker, the Company and the Bank had entered into an employment agreement, dated as of January 1, 1999, which was amended and restated, effective January 1, 2007.  Under the amended agreement, the base salary for Mr. Whittaker was $247,500. In addition to the base salary, the amended agreement provided for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. In addition to the above, the Bank agreed to provide Mr. Whittaker and his dependents with continuing health care coverage upon Mr. Whittaker’s retirement or other termination of employment after attainment of age 55 with 25 years of service, in substantially the same amount as provided to Mr. Whittaker and his dependents prior to the termination of his employment.  Such coverage, which survives the termination or expiration of the amended agreement, ceases upon Mr. Whittaker’s attainment of age 65.  The amended agreement provided that upon Mr. Whittaker’s retirement, he became entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. The amended agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

In connection with Mr. Whittaker’s retirement, Mr. Donald E. Gibson, who had been serving as Senior Vice President of the Company and the Bank, succeeded Mr. Whittaker as President and Chief Executive Officer.  Michelle M. Plummer, the Chief Financial Officer of the Company and the Bank, was appointed to the newly created positions of Executive Vice President, Chief Operating Officer and Chief Financial Officer.

In connection with the appointments, Mr. Gibson and Ms. Plummer each entered into a substantially identical employment agreement with the Bank and the Company. The employment agreements were effective July 1, 2007. Mr. Gibson’s employment agreement provides for a base salary of $150,000 and Ms. Plummer’s employment agreement provides for a base salary of $140,000. Each agreement has a term of 36 months from July 1, 2007. Commencing on July 1, 2008, and continuing on each July 1st thereafter, each agreement shall renew for an additional year such that the remaining term shall be 36 full calendar months, unless written notice is provided to the executive at least ten days and not more than 60 days prior to any such anniversary date that his or her employment shall cease at the end of 36 months following such anniversary date.  Prior to each notice period for non-renewal, the disinterested members of the Board of Directors of the Bank will conduct a comprehensive performance evaluation and review of the executive for purposes of determining whether to extend the agreement.

Under each agreement, the executive’s base salary will be reviewed annually, and the base salary may be increased but not decreased.  In addition to the base salary, the executive will be provided all such other benefits as are provided uniformly to permanent full-time employees of the Bank. In addition, the Bank will provide the executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which the executive was participating or otherwise deriving benefit. The executive will be entitled to participate in or receive benefits under any employee benefit plans, including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees.

Each agreement provides for termination by the Bank for cause at any time. If the agreement is terminated for cause, the executive will not receive any compensation or other benefits from the Bank. Under each agreement, if the executive’s employment is terminated for any reason other than for cause, death, disability or retirement, including resignation upon, among other things, failure to reappoint the executive to his or her office, a material diminution of the executive’s duties or a breach of the agreement by the Bank, or if the executive voluntarily resigns his or her employment on or after a change in control of the Company or the Bank during the term of the agreement, then the Bank is obligated to pay to the executive a lump sum equal to three times the sum of the then current base salary and the highest rate of bonus awarded to the executive during the prior three years. If such amount is determined to constitute an “excess parachute payment,” the amount would be reduced so as not to trigger an excess parachute payment.

In the event of the executive’s disability for a period of six months, the Bank may terminate the agreement, provided that the Bank will be obligated to pay the executive his or her base salary for the remaining term of the agreement or one year, whichever is longer (provided such payments are reduced to the extent of any disability insurance payments). In the event of the executive’s death during the term of the agreement, the Bank will pay his or her base salary to the named beneficiaries for one year following the date of death.  In the event the executive retires, he or she will be entitled to any vested benefits under any retirement plan of the Bank.

Each agreement provides that, following the termination of the executive’s employment as a result of which the Bank is paying the executive termination benefits (other than termination upon a change in control), the executive will not compete with the Bank for a period of one year in any city or county in which the Bank has an office or has filed an application for regulatory approval to establish an office.

Defined Contribution Plan.  The Bank has adopted The Bank of Greene County Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”) in order to permit the investment of Plan assets in common stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of three months of continuous employment (during which 250 hours are completed).  The first year eligibility period runs from the date of hire to the anniversary of such date.  If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year.  Employees are eligible to contribute, on a pre-tax basis, up to 25% of their eligible salary, in increments of 1%.  Effective July 1, 2006, the Bank matched employee contributions dollar for dollar for the first 2% and then 50% of the employee contribution up to the next 4%.  Effective January 1, 2007, the Bank matched employee contributions dollar for dollar for the first 3% and then 50% of the employee contribution up to the next 3%.  In addition, the Bank may make an additional discretionary contribution allocated among members’ accounts on the basis of compensation.  All employee contributions and earnings thereon under the Plan are at all times fully vested.  A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment.  Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death.  In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship.  In certain circumstances, the Plan permits employees to withdraw the Bank’s matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

At December 31, 2006, the market value of the Plan trust fund was approximately $3.6 million.  The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 2006, was approximately $415,800.

Defined Benefit Pension Plan.  The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt multi-employer defined benefit plan (the “Retirement Plan”).  During fiscal 2006, the Board of Directors approved changes to the Retirement Plan.  Effective January 1, 2006, the Board of Directors of the Bank resolved to exclude from membership in the Retirement Plan employees hired on or after January 1, 2006 and elected to cease additional benefit accruals to existing Retirement Plan participants effective July 1, 2006.  All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service were eligible for membership in the Retirement Plan.  Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan.  The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act (“ERISA”).

The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years.  For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to the commuted value of such unpaid installments paid in lump sum.  Either the member or beneficiary may elect to have this benefit paid in the form of installments.  Where death occurs prior to a member’s benefit commencement, in no event shall the death benefit be less than the amount payable under the lump sum settlement options.  An optional form of benefit may be selected instead of the normal form of benefits.  These optional forms include various annuity forms as well as a lump sum payment after age 55.   Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average.  A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service.  A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2006, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

 Highest Five-Year
         Average                                                Years of Service and Benefit Payable at Retirement(1)
Compensation                                     15        20        25        30

$ 50,000	$11,300	$15,000	$18,800 $22,500
$ 75,000 16,900	22,500	28,100	33,800
$100,000 22,600	30,000	37,500	45,000
$125,000 28,100	37,500	46,900	56,300
$150,000 33,800	45,000	56,300	67,500
$175,000 39,400	52,500	65,600	78,800
$200,000 45,000	60,000	75,000	90,000
$225,000 50,600	67,500	84,400	101,300

____________________________

(1)	No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

        As of June 30, 2007, Mr. J. Bruce Whittaker, Mr. Bruce P. Egger, Ms. Michelle Plummer and Mr. Donald Gibson had 34 years, 30 years, six years and 19 years of credited service (i.e., benefit service), respectively, under the Retirement Plan.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of June 30, 2007 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2007 (1)
Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald Gibson	---	---	---	$3.9375	3/28/2010	---	---	---	---
J.Bruce Whittaker	---	---	---	$3.9375	3/28/2010	---	---	---	---
Michelle Plummer	12,000	---	---	$3.9375	3/28/2010	---	---	---	---
Bruce Egger(2)	12,000	---	---	$3.9375	3/28/2010	---	---	---	---

________________
(1)
All equity awards noted in this table were granted pursuant to the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan, which were approved by stockholders on March 28, 2000, and represent all awards held at June 30, 2007 by the Named Executive Officers.  On March 28, 2000, the Named Executive Officers were granted shares of restricted stock and stock options.  Shares of restricted stock vested at a rate of 20% per year commencing on March 28, 2000.  Stock options vested at a rate of 20% per year commencing on March 28, 2000, have an exercise price of $3.9375, the closing price (adjusted for a subsequent 2-for-1 stock split) on the date of grant, and expire ten years from the date of grant.

(2)   Mr. Egger retired as an officer of the Company and The Bank of Greene County on December 31, 2007.

Employee Stock Ownership Plan and Trust.  The Bank has established an Employee Stock Ownership Plan and Related Trust (“ESOP”) for eligible employees.  The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code.  Persons who have been employed by the Bank for 12 months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate.  The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,760 shares of common stock.  An additional 7,276 shares were issued to the ESOP as a result of the 10% stock dividend effective August 1999.  Accordingly, the ESOP originally owned 80,036 shares in total.  The ESOP owned 141,317 shares as of June 30, 2007 (reflective of the 2-for-1 stock split effective on May 31, 2005).  When fully vested employees retire or leave the Company, they may take from the ESOP their portion of allocated shares or cash; as a result of this, the overall number of shares remaining in the ESOP has decreased.  The common stock held by the ESOP is collateral for the loan.  The loan will be repaid principally from the Bank’s contributions to the ESOP over a period of up to ten years.  The interest rate for the loan is a floating rate equal to the Prime Rate as published in The Wall Street Journal from time to time.  Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation.  Benefits generally become vested after five years of credited service.  Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions.  Benefits may be payable upon death, retirement, early retirement, disability or separation from service.  The Company’s contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

A committee consisting of David Jenkins, Dennis O’Grady and Paul Slutzky administers the ESOP.  The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares.  The committee may instruct the trustee regarding investment of funds contributed to the ESOP.  The ESOP trustee generally will vote all shares of common stock held by the ESOP in accordance with the written instructions of the committee.  In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants.  Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Stock Option Plan.  The Board of Directors of the Company adopted the 2000 Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan.  The Stock Option Plan is administered by a committee of outside directors (the “Committee”).  The Stock Option Plan authorizes the grant of stock options to purchase 181,898 shares of common stock (reflective of the 2-for-1 stock split effective on May 31, 2005).  The Stock Option Plan provides, among other things, for the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and options that do not so qualify (“nonstatutory options”).  Options must be exercised within 10 years from the date of grant.  The exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the time of the grant.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2007 certain information as to the total remuneration we paid to the Company’s directors other than Mr. Whittaker.  Compensation paid to Mr. Whittaker for his services as a director is included in “Executive Compensation—Summary Compensation Table.”

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2007
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Walter H. Ingalls (1)	$30,000	---	---	---	---	---	$30,000
Paul Slutzky	$30,000	---	---	---	---	---	$30,000
David H. Jenkins, DVM	$30,000	---	---	---	---	---	$30,000
Charles H. Schaefer	$30,000	---	---	---	---	---	$30,000
Arthur Place, CPA	$34,250	---	---	---	---	---	$34,250
Dennis R. O’Grady	$30,000	---	---	---	---	---	$30,000
Martin C. Smith	$34,250	---	---	---	---	---	$34,250
________________
(1)           Mr. Ingalls retired from the Board of Directors of the Company and The Bank of Greene County on October 24, 2007.

Directors’ Compensation

Directors of The Bank of Greene County (other than the Board and Audit Committee Chairmen) receive an annual retainer of $18,000 and a fee of $1,000 per Board meeting.  The Chairman of the Board and Audit Committee Chairman receive an annual retainer of $24,000 and a fee of $1,000 per Board meeting.  No separate compensation is currently paid to directors for service on the Board of the Company.  Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive Board fees.  For the fiscal year ended June 30, 2007, the Bank paid a total of $218,500 in director fees.

Directors are eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan.  On March 28, 2000, each outside director serving at that time was granted a non-qualified stock option to purchase 5,400 shares of common stock (reflective of a 2-for-1 stock split effective May 31, 2005).  All granted options vest at the rate of 20% per year over a five-year period and will become immediately exercisable upon the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank.  The options must be exercised within 10 years from the date of grant, and the exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the date of grant.

On March 28, 2000, restricted stock awards for 3,200 shares of common stock (reflective of a 2-for-1 stock split effective May 31, 2005) were granted to each outside director serving at that time.  These awards are also scheduled to vest in 20% increments over a five-year period beginning on the grant date, with accelerated vesting to occur in the event of the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank.

____________________________________________________________________________________________________________
PROPOSAL 1—APPROVAL OF THE GREENE COUNTY BANCORP, INC.
2008 EQUITY INCENTIVE PLAN
____________________________________________________________________________________________________________

The Board of Directors has adopted, subject to stockholder approval, the Greene County Bancorp, Inc. 2008 Equity Incentive Plan (the “Equity Plan”), to provide officers, employees and directors of the Company and the Company’s direct and indirect subsidiaries, The Bank of Greene County and Greene County Commercial Bank, respectively, with additional incentives to promote the growth and performance of the Company.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

A.	General

Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 180,000 shares of Company common stock pursuant to the exercise by award recipients of grants of incentive and non-statutory stock options, and stock appreciation rights.

The Equity Plan will be administered by the members of Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the Equity Plan (the “Committee”).  The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan.  The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers the Committee’s power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.  Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code must be granted by the Committee in order to qualify for the exception to the $1.0 million deduction limit.

The Committee may grant an award under the Equity Plan as an alternative to or replacement of an existing award under the Equity Plan or any other plan of the Company or a subsidiary of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.

B.	Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.  There are 118 employees and seven non-employee directors currently eligible to receive awards under the Equity Plan.

C.	Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan, which shall be set forth in an award agreement delivered to each award recipient.  Awards may be granted in a combination of incentive and non-statutory stock options or stock appreciation rights, as follows:

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Equity Plan means the final sales price of the Company’s common stock as reported on the Nasdaq Capital Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock obtained upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company valued at fair market value as of the day of exercise, or (ii) through a “cashless exercise” through a third party, or (iii) by tendering other property deemed acceptable by the Committee.  The total number of shares that may be acquired upon the exercise of an option shall be rounded down to the nearest whole share.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive a payment in cash, shares of Company common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation rights, as set forth in the recipient’s award agreement.  The total number of shares that may be acquired upon the exercise of stock appreciation rights shall be rounded down to the nearest whole share.

Prohibition Against Repricing of Options or Stock Appreciation Rights.  The Equity Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or a stock appreciation right previously granted.

D.	Limitation on Awards Under the Equity Plan

The following limits apply to awards under the Equity Plan:

•	the maximum number of shares that may be issued pursuant to the exercise of incentive stock options is 180,000 shares;

•
the maximum number of shares of stock that may be issued pursuant to the exercise of options or stock appreciation rights under a grant to any one participant in any one calendar year is 100,000 shares;

•
the maximum dollar amount that may be payable to any one participant pursuant to cash-settled stock appreciation rights (that are intended to be “performance-based compensation”) in any calendar year is $500,000; and

•
the maximum number of shares of stock that may be issued pursuant to the exercise of all stock options and stock appreciation rights granted to non-employee directors as a group is 30% of the aggregate shares that may be issued pursuant to the exercise of stock options or stock appreciation rights granted under the plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

E.	Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” are not counted toward the $1.0 million limit.  The Equity Plan is designed so that stock options and stock appreciation rights will be considered performance-based compensation, whether or not such awards vest on the basis of satisfaction of specific performance measures.

Performance Measures. If the vesting of stock options and stock appreciation rights under an award is conditioned on the satisfaction of performance measures, the performance measures that may be used for such awards will be based on any one or more of the following, as selected by the Committee: earnings; financial return ratios; capital; increases in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income; operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; and achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. In certain circumstances, consistent with the requirements of section 162(m) of the Internal Revenue Code, the Committee may adjust performance measures after they have been set. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

F.	Vesting of Awards

If the vesting of an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than five years for a participant, subject to acceleration in the event of death, disability, retirement, involuntary termination of employment or service following a change in control of the Company.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement, death or termination for cause, then any stock options and stock appreciation rights shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination (or the remaining term, if less).

In the event of termination for cause, any awards that have not vested, or that have vested but have not been exercised (in the case of stock options and stock appreciation rights) shall expire and shall be forfeited.

Unless otherwise provided in an award agreement, upon termination of service due to retirement, death or disability, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable.  Stock options and stock appreciation rights may be exercised for a period of one year following such termination of service (or the remaining term, if less), provided, however, that an incentive stock option that is not exercised within three months of termination of service due to retirement will become a non-qualified stock option by operation of law.  Under the Internal Revenue Code, no stock option is eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of termination of service.

G.	Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service following a change in control of the Company, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable. For the purposes of the Equity Plan, a change in control occurs when: (a) any person (other than Greene County Bancorp, MHC) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined in the Equity Plan as an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or The Bank of Greene County is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control (as defined in the Equity Plan) occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a change in control for the purposes of the Equity Plan.  Notwithstanding the foregoing, a change in control is not deemed to occur as a result of a “second-step” conversion of Greene County Bancorp, MHC, unless otherwise provided in the award agreement.

In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.

H.	Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Plan at any time, retroactively or otherwise, to ensure that the Equity Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

I.	Forfeiture

The Committee may specify in a covered employee’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the employee’s termination for cause, termination of employment with us or our affiliate or subsidiary, any material violation of our policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee, or any other conduct that is detrimental to our business or reputation, our affiliates and/or our subsidiaries.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve (12)-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.  In addition, in the event of an accounting restatement, the Committee in its sole and exclusive discretion may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

J.	Duration of Plan

The Equity Plan will become effective upon approval by the stockholders at the Special Meeting.  The Equity Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Plan on or after the 10-year anniversary of the effective date of the Equity Plan.  At any time, the Board of Directors may terminate the Equity Plan. However, any termination of the Equity Plan will not affect outstanding awards.

K.	Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as stock appreciation rights).

Awards to be Granted

The Board of Directors adopted the Equity Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the allocation of awards.

L.	Required Vote and Recommendation of the Board

Approval of the Equity Plan requires the affirmative vote of both (i) a majority of the votes eligible to be cast at the Special Meeting, including the shares held by Greene County Bancorp, MHC, and (ii) a majority of the votes cast at the Special Meeting by Minority Stockholders.  Abstentions and broker non-votes will have the same effect as a negative vote for approval of the Equity Plan by stockholders, including Greene County Bancorp, MHC, but will have no effect on the voting for the approval of the Equity Plan by stockholders, excluding Greene County Bancorp, MHC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GREENE COUNTY BANCORP, INC. 2008 EQUITY INCENTIVE PLAN.

____________________________________________________________________________________________________________
STOCKHOLDER PROPOSALS
____________________________________________________________________________________________________________

In order to be eligible for inclusion in the proxy materials for the 2008 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting had to have been received at the Company’s executive office, P.O. Box 470, 302 Main Street, Catskill, New York 12414, no later than May 29, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

____________________________________________________________________________________________________________

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
____________________________________________________________________________________________________________

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting.  No other proposal shall be acted upon at the annual meeting.  A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is October 25, 2008.  Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2008 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 20, 2008.

____________________________________________________________________________________________________________

                                                                                                             OTHER MATTERS
_____________________________________________________________________________________________________________

The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Special Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Special Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

____________________________________________________________________________________________________________

                                                                                                          MISCELLANEOUS
____________________________________________________________________________________________________________

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company.  Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefore. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.  The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $9,000, which includes its out-of-pocket expenses.

BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                /s/ Rebecca R. Main
Rebecca R. Main
Secretary
Catskill, New York
June 19, 2008

APPENDIX A

GREENE COUNTY BANCORP, INC.

2008 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1                      Purpose, Effective Date and Term.  The purpose of this 2008 Equity Incentive Plan (this “Plan”) is to promote the long-term financial success of Greene County Bancorp, Inc., a federal mid-tier holding company (the “Company”), and its Subsidiaries, including The Bank of Greene County (the “Bank”), by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of this Plan is July 29, 2008, the expected date of the approval of this Plan by the Company’s stockholders.  This Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under this Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2                      Administration.  This Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3                      Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of this Plan shall be a “Participant” in this Plan.  Awards under this Plan shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4                      Definitions.  Capitalized terms in this Plan are defined as set forth in this Plan (including the definition provisions of Article 8).

ARTICLE 2 - AWARDS

           Section 2.1                      General.  Any award under this Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant.  Each award under this Plan shall be subject to the terms and conditions of this Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.7, an award may be granted as an alternative to or replacement of an existing award under this Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under this Plan include:

           (a)           Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be:  (i) granted after the day before the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee.  Unless otherwise specified in the Award Agreement or prohibited by statute, an option awarded to an Employee shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a non-qualified option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b)           Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) an Exercise Price established by the Committee in accordance with Section 2.2 hereof.

Section 2.2                      Stock Options and SARs.  (a)                                                      Grant of Options and SARs.  Each stock option or SAR shall be evidenced by an Award Agreement that shall: (i) specify the number of stock options or SARs covered by the award; (ii) specify the date of grant of the stock option or SAR; (iii) specify the vesting period or performance-based conditions that must be achieved in order to vest; and (iv) contain such other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.  In addition, the Committee, in its sole discretion, may condition the vesting or exercise of an award on the requirement that the Participant not compete with the Company during the period that an award is outstanding and such requirement shall be set forth in the Award Agreement executed by the Participant and an authorized officer of the Company.

(b)   Terms and Conditions.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a stock option or SAR be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; and, provided further, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.  The total number of shares that may be acquired upon the exercise of an option or SAR shall be rounded down to the nearest whole share.

Section 2.3.                      Performance-Based Compensation. Any award under this Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increases in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.  In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c)           Adjustments.  Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.4                      Vesting of Awards.  If the right to become vested in an award under this Plan (including the right to exercise an option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting shall be five (5) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting with respect to an award granted to Directors shall be five (5) years (subject to acceleration in such similar events as applied to Employee Participants, and providing that Service as a director emeritus or advisory director shall constitute Service for purposes of vesting).

Section 2.5                      Deferred Compensation.  If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend this Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to this Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any award under this Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6                      Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under this Plan.

Section 2.7.                      Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award.  Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement, provided, however, that awards intended to be performance-based awards subject to Code Section 162(m) (other than option awards) will not immediately vest on Retirement.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options and SARs may be exercised only for a period of three months following termination (or the remaining term, if less).

(b)           In the event of a Termination of Service for Cause, all options and SARs granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c)           Upon the Termination of Service for reason of Disability, Retirement or death, all options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service (or the remaining term, if less), provided, however, that no option shall be eligible for treatment as an ISO in the event such option is exercised more than one year following termination of employment due to Disability and, provided further, in order to obtain ISO treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after termination of employment.

(d)           The effect of a Change in Control on the vesting/exercisability of options and SARs is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1                      Available Shares.  The shares of Stock with respect to which awards may be made under this Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2                      Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 180,000.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of an option or SAR (other than a tandem SAR), shares of Stock covered by an Award shall only be counted as used to the extent they are actually issued.  Any shares of Stock related to awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, that are settled in cash in lieu of shares of Stock, or that are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan.  However, the full number of SARs granted that are to be settled by the issuance of shares of Stock shall be counted against the number of shares available for award under this Plan, regardless of the number of shares actually issued upon settlement of such SARs.  Further, any shares of Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, shares of Stock tendered to pay the exercise price of awards under this Plan, and shares of Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available shares of Stock under this Plan.

Section 3.3                      Limitations on Grants to Individuals.

                      (a)           Options and SARs.  The maximum number of shares of Stock that may be subject to option awards under this Plan shall be 180,000, all of which may be designated as ISOs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year shall be 100,000.  For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b)           SARs Settled in Cash.  The maximum annual dollar amount that may be payable to a Participant pursuant to cash-settled SARs described under Section 2.1(b) that are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be $500,000.

(c)           Director Awards.  The maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in the aggregate, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be thirty percent (30%) of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs).  The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(d)           Partial Performance.   Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4.

Section 3.4                      Corporate Transactions.

(a)           General.   In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan and/or under any award granted under this Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options and SARs in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options and SARs, and (iii) the Exercise Price of options and SARs.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options or SARs (including, without limitation, cancellation of options or SARs in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options and SARs using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an option or SAR intended to qualify as “performance-based compensation” shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options or SARs granted under this Plan that remain outstanding shall be converted into options to purchase voting common equity securities of the business entity that survives such merger, consolidation or other business reorganization or SARs having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

(c)           The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 3.5                      Delivery of Shares.  Delivery of shares of Stock or other amounts under this Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under this Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that this Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1                      Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in this Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

                               (b)           In the event of a Change in Control, any performance measure attached to an award under this Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2                      Definition of Change in Control.  For purposes of this Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) Greene County Bancorp, MHC (the “MHC”), the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including this Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to the securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)           the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)           a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)           a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e)           a Potential Change in Control occurs, and the Board determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities that increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second step conversion of the MHC, unless otherwise provided in the Award Agreement.  In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

           Section 5.1                      Administration. This Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any decision to make or administer awards that are made to Participants who at the time of consideration for such award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the award.   The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee.

Section 5.2                      Powers of Committee.  The Committee’s administration of this Plan shall be subject to the following:

(a)           Subject to the provisions of this Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6), to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)           The Committee will have the authority and discretion to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations that may be necessary or advisable for the administration of this Plan.

                                (c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of this Plan by the Committee and any decision made by it under this Plan are final and binding on all persons.

(e)           In controlling and managing the operation and administration of this Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable state corporate law.

           Section 5.3                      Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or this Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under this Plan to eligible persons who are either:  (i) not then Covered Employees, and are not expected to be Covered Employees at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under this Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4                      Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee such data and information as the Committee determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under this Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of this Plan.

Section 5.5                      Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1                      General.  The Board may, as permitted by law, at any time, amend or terminate this Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may cause the award to violate Code Section 409A or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted that was granted under this Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under this Plan; (b) materially increase the aggregate number of securities that may be issued under this Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in this Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2                      Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming this Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of this Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any award granted under this Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1                      No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in this Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property that the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under this Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under this Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in this Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  This Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in this Plan, no award under this Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2                      Transferability.  Except as otherwise so provided by the Committee, ISOs under this Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this sub-section (iii), the option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of non-qualified options under this Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3                      Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4                      Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5                      Award Agreement.  Each award granted under this Plan shall be evidenced by an Award Agreement.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement,  provided, however, that an Award Agreement that conditions the vesting or exercise of an award on a Participant’s agreement not to compete with the Company must be executed by the Participant and an authorized officer of the Company.

Section 7.6                      Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under this Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of this Plan, as the Committee shall require.

Section 7.7                      Evidence.  Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8                      Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option or SAR settled in stock, reducing the number of shares of Stock subject to the option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; or (ii) with respect to an SAR settled in cash, withholding an amount of cash.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9                      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10                                Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11                                Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12                                No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to this Plan or any award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13                                Governing Law.  This Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Greene County, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Plan.  By accepting any award under this Plan, each Participant, and any other person claiming any rights under this Plan, agrees to submit himself, and any such legal action as he shall bring under this Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14                                Benefits Under Other Plans.  Except as otherwise provided by the Committee or as otherwise set forth in a Qualified Retirement Plan, awards to a Participant (including the grant and the receipt of benefits) under this Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15                                Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16                                Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in this Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or electronic mail or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c)           in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise, and in the case of electronic mail, the date upon which the receiving party received the electronic mail;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.  In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary.

Section 7.17                                Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award.  Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve (12)-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.  In addition, in the event of an accounting restatement, the Committee in its sole and exclusive discretion may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1                      In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an award under this Plan.  Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)           “Board” means the Board of Directors of the Company.

(d)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(e)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Committee” means the Committee acting under Article 5.

(i)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee prior to the vesting date of an award, as the Committee may determine in its sole discretion.

(j)           “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(k)           “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have the meaning set forth in such agreement.  In the absence of such a definition, “Disability” or “Disabled” means that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under this Plan.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)           “Excluded Transaction” means: (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second-step conversion of the MHC.

(p)           “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

(q)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)  the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)  if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)  if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.  For purposes of the exercise of an option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r)           Following a Change in Control, a termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s)           “Incumbent Directors” means:

(I)           the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(t)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(u)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(v)           “Participant” means any individual who has received, and currently holds, an outstanding award under this Plan.

(w)           “Potential Change in Control” means:

(I)           the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II)           one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners’ Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III)           a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(x)           “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I)           with respect to an Employee, attainment of age 65; or

(II)           with respect to a Director, attainment of age 75 with 10 years of Continuous Service.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(y)           “SAR” has the meaning ascribed to it in Section 2.1(b).

(z)           “SEC” means the Securities and Exchange Commission.

(aa)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb)           “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(cc)           “Stock” means the common stock of the Company, $0.10 par value per share.

(dd)           “Subsidiary” means any corporation, affiliate, bank or other entity that would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or interests in the profits.

(ee)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)           The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (dd), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed 90 day as, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(III)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed.

(IV)           Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (dd),the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any award under this Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” within the meaning of Code Section 409A shall have occurred if the Bank and Participant reasonably anticipate that no further services will be performed by the Participant after the date of the Termination of Service or the level of further services performed will not exceed 49% of the average level of bona fide services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(V)           With respect to a Participant Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ee)           “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ff)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(gg)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2                      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean New York time;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles (GAAP).

REVOCABLE PROXY

GREENE COUNTY BANCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
July 29, 2008

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at a Special Meeting of Stockholders (“Special Meeting”) to be held at the Company’s Lending/Operations Center, located at 288 Main Street, Catskill, New York on July 29, 2008, at 2:00 p.m.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	AGAINST	ABSTAIN
1. The approval of the Greene County Bancorp, Inc. 2008 Equity Incentive Plan,	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
___________________________________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated June 19, 2008.

Dated: _________________________                                                                     ☐     Check Box if You Plan
                    to Attend Special Meeting

_______________________________                                                                    ___________________________________
PRINT NAME OF STOCKHOLDER                                                                             PRINT NAME OF STOCKHOLDER

_______________________________                                                                    ___________________________________
SIGNATURE OF STOCKHOLDER                                                                               SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

____________________________________________________________________________________________________________

Please complete and date this proxy and return it promptly
 in the enclosed postage-prepaid envelope.
____________________________________________________________________________________________________________